Exhibit 10.1

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT, dated as of December 14, 2012 (this “Agreement”), relating to the CREDIT AGREEMENT, dated as of January 19, 2011, as amended by the First Amendment, dated as of September 27, 2011 (the “Existing Credit Agreement”), among TIME WARNER INC., a Delaware corporation, TIME WARNER INTERNATIONAL FINANCE LIMITED, a company organized under the laws of England and Wales, the several banks and other financial institutions from time to time party thereto (the “Lenders”), and CITIBANK, N.A., as administrative agent (the “Administrative Agent”).

WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Existing Credit Agreement on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrowers have requested that the Lenders agree to amend and restate the Existing Credit Agreement in order to (a) extend the maturity of the Four-Year Revolving Loans and the expiration of the Four-Year Revolving Commitments and (b) clarify that the proceeds from the facilities will be used for working capital needs and other general corporate purposes; and

WHEREAS, the Lenders are willing to amend and restate the Existing Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Existing Credit Agreement.

SECTION 2. Amendment and Restatement of Existing Credit Agreement. (a) Effective as of the Restatement Effective Date (as defined below), (i) the Existing Credit Agreement is hereby amended and restated in the form of Exhibit A hereto (the Existing Credit Agreement, as so amended and restated, being referred to as the “Restated Credit Agreement”), (ii) Exhibit A to the Existing Credit Agreement is hereby amended and restated in the form of Exhibit A attached to the Restated Credit Agreement and (iii) Schedule 2.01 to the Existing Credit Agreement is hereby amended and restated in the form of Schedule 2.01 attached to the Restated Credit Agreement.

(b) Except as expressly set forth above and therein, all Schedules and Exhibits to the Existing Credit Agreement will continue in their present forms as Schedules and Exhibits to the Restated Credit Agreement.

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SECTION 3. Representations and Warranties. Each of the Borrowers hereby represents and warrants that (i) this Agreement is within such Borrower’s corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action of such Borrower, (ii) this Agreement has been duly executed and delivered by such Borrower, (iii) this Agreement constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iv) as of the date hereof, no Default or Event of Default has occurred and is continuing and (v) the representations and warranties set forth in Article III of the Existing Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

SECTION 4. Effectiveness. This Agreement and the amendment and restatement of the Existing Credit Agreement in the form of the Restated Credit Agreement shall become effective as of the first date (the “Restatement Effective Date”) on which:

(a) the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of each Borrower and all the Lenders;

(b) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and, where applicable, good standing of each Borrower and the authorization of this Agreement, in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

(c) the Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders dated the Restatement Effective Date) of (i) Cravath, Swaine & Moore LLP, counsel for the Borrowers and (ii) Simpson Thacher & Bartlett LLP, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(d) the Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Annex I hereto, duly executed and delivered by each Guarantor;

(e) the Administrative Agent shall have received a certificate from each Borrower, in form and substance reasonably satisfactory to the Administrative Agent, dated the Restatement Effective Date and signed by the president, a vice president, a financial officer or an equivalent officer of such Borrower, confirming that on and as of the Restatement Effective Date (i) the representations and warranties of the Credit Parties set forth in the Credit Documents are true and correct in all material respects and (ii) no Default or Event of Default has occurred or is continuing; and

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(f) the Administrative Agent shall have received, for the account of each Lender, a consent fee in the amount of 0.075% of the amount of the 2017 Commitments (as defined in the Restated Credit Agreement) of such Lender as of the Restatement Effective Date.

Without limiting the generality of the provisions of Article VIII of the Existing Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 4 unless the Administrative Agent shall have received notice from such Lender prior to the proposed Restatement Effective Date specifying its objections thereto.

SECTION 5. Costs and Expenses. The Borrowers shall pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Agreement.

SECTION 6. Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document in similar or different circumstances.

(b) Each Credit Party agrees that all of its obligations, liabilities and indebtedness under each Credit Document, including guarantee obligations, shall remain in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to this Agreement.

(c) On and after the Restatement Effective Date, each reference to the Existing Credit Agreement in any other Credit Document shall be deemed to be a reference to the Restated Credit Agreement.

SECTION 7. Interpretation. This Agreement shall constitute a Credit Document for the purposes of the Restated Credit Agreement and the other Credit Documents.

SECTION 8. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

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(b) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Credit Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 8. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Existing Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9. Miscellaneous. Sections 9.01, 9.04(a), 9.05, 9.06, 9.07, 9.10, 9.11 and 9.13 of the Existing Credit Agreement shall be applicable to this Agreement as though set forth herein, mutatis mutandis.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

TIME WARNER INC., as Borrower

By:	/s/ Edward B. Ruggiero
	Name:	Edward B. Ruggiero
	Title:	Senior Vice President and Treasurer

TIME WARNER INTERNATIONAL FINANCE LIMITED, as Borrower

By:	/s/ Stephen N. Kapner
	Name:	Stephen N. Kapner
	Title:	Director

[Signature Page to Amendment and Restatement Agreement]

CITIBANK, N.A., as Administrative Agent and as a Lender,

By:	/s/ Carolyn Kee
	Name:	Carolyn Kee
	Title:	Vice President

[Signature Page to Amendment and Restatement Agreement]

BANK OF AMERICA, N.A., as a Lender,

By:	/s/ Christopher T. Ray
	Name:	Christopher T. Ray
	Title:	Director

[Signature Page to Amendment and Restatement Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender,

By:	/s/ Jose Carlos
	Name:	Jose Carlos
	Title:	Director

[Signature Page to Amendment and Restatement Agreement]

BARCLAYS BANK PLC, as a Lender,

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

[Signature Page to Amendment and Restatement Agreement]

BNP PARIBAS, as a Lender,

By:	/s/ Gregory Paul
	Name:	Gregory Paul
	Title:	Managing Director

By:	/s/ Maria Mulic
	Name:	Maria Mulic
	Title:	Vice President

[Signature Page to Amendment and Restatement Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender,

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

By:	/s/ Ming K. Clu
	Name:	Ming K. Clu
	Title:	Vice President

[Signature Page to Amendment and Restatement Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender,

By:	/s/ Tina Ruyter
	Name:	Tina Ruyta
	Title:	Authorized Signatory

[Signature Page to Amendment and Restatement Agreement]

THE ROYAL BANK OF SCOTLAND PLC, as a Lender,

By:	/s/ Alex Daw
	Name:	Alex Daw
	Title:	Director

[Signature Page to Amendment and Restatement Agreement]

WELLS FARGO BANK, N.A., as a Lender,

By:	/s/ David Mallett
	Name:	David Mallett
	Title:	Managing Director

[Signature Page to Amendment and Restatement Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender,

By:	/s/ Mischa Zabotin
	Name:	Mischa Zabotin
	Title:	Managing Director

By:	/s/ Kestrina Budina
	Name:	Kestrina Budina
	Title:	Director

[Signature Page to Amendment and Restatement Agreement]

MIZUHO CORPORATE BANK LTD., as a Lender,

By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

[Signature Page to Amendment and Restatement Agreement]

SOVEREIGN BANK, as a Lender,

By:	/s/ William Maag
	Name:	William Maag
	Title:	Senior Vice President

[Signature Page to Amendment and Restatement Agreement]

SUMITOMO MITSUI BANKING CORP., as a Lender,

By:	/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

[Signature Page to Amendment and Restatement Agreement]

UBS LOAN FINANCE LLC, as a Lender,

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director

[Signature Page to Amendment and Restatement Agreement]

GOLDMAN SACHS BANK USA, as a Lender,

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

[Signature Page to Amendment and Restatement Agreement]

THE BANK OF NOVA SCOTIA, as a Lender,

By:	/s/ David Schwartzbard
	Name:	David Schwartzbard
	Title:	Director

[Signature Page to Amendment and Restatement Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender,

By:	/s/ Judith E. Smith
	Name:	Judith E. Smith
	Title:	Managing Director

By:	/s/ Tyler R. Smith
	Name:	Tyler R. Smith
	Title:	Associate

[Signature Page to Amendment and Restatement Agreement]

MORGAN STANLEY BANK, N.A., as a Lender,

By:	/s/ Kelly Chin
	Name:	Kelly Chin
	Title:	Authorized Signatory

[Signature Page to Amendment and Restatement Agreement]

THE BANK OF NEW YORK MELLON, as a Lender,

By:	/s/ Thomas J. Tarasovich
	Name:	Thomas J. Tarasovich
	Title:	Vice President

[Signature Page to Amendment and Restatement Agreement]

LLOYDS TSB BANK PLC, as a Lender,

By:	/s/ Stephen Giacolone
	Name:	Stephen Giacolone
	Title:	Assistant Vice President – G011

By:	/s/ Dennis McClellan
	Name:	Dennis McClellan
	Title:	Assistant Vice President – M040

[Signature Page to Amendment and Restatement Agreement]

ANNEX I TO

AMENDMENT AND RESTATEMENT AGREEMENT

ACKNOWLEDGMENT AND CONSENT

Reference is made to the AMENDMENT AND RESTATEMENT AGREEMENT (the “Restatement Agreement”), dated as of December 14, 2012, relating to the CREDIT AGREEMENT dated as of January 19, 2011, as amended by the First Amendment dated as of September 27, 2011 (the “Existing Credit Agreement”), by and among TIME WARNER INC., a Delaware corporation, TIME WARNER INTERNATIONAL FINANCE LIMITED, a company organized under the laws of England and Wales, the several banks and other financial institutions from time to time party thereto (the “Lenders”), and CITIBANK, N.A., as administrative agent (the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Existing Credit Agreement are used herein as therein defined.

Each of the undersigned parties to the Guarantee hereby (a) consents to the transactions contemplated by the Restatement Agreement and (b) acknowledges and agrees that the guarantees made by such party contained in the Guarantee are, and shall remain, in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to the Restatement Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the date first written above.

TIME WARNER INC., as Guarantor

By:
Name:
Title:

HISTORIC TW INC., as Guarantor

By:
Name:
Title:

TURNER BROADCASTING SYSTEM, INC., as Guarantor

By:
Name:
Title:

HOME BOX OFFICE, INC., as Guarantor

By:
Name:
Title: